ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this “Assignment”), dated as of July 1, 2006, is entered into among J.P. Morgan Acceptance Corporation I, a Delaware corporation (the “Depositor”), HSBC Bank USA, National Association, as trustee (the “Trustee”) of J.P. Morgan Mortgage Trust 2006-A5 (the “Trust”), J.P. Morgan Mortgage Acquisition Corp. (“JPMorgan Acquisition”), PHH Mortgage Corporation (“PHH”), formerly known as Cendant Mortgage Corporation, Bishop’s Gate Residential Mortgage Trust (“Bishop’s Gate” and together with PHH, the “Sellers”), with PHH Mortgage Corporation, as the servicer (in such capacity, the “Servicer”) and U.S. Bank National Association. (the “Master Servicer”).

RECITALS

WHEREAS JPMorgan Acquisition, PHH Mortgage Corporation, as a seller and servicer, and Bishop’s Gate Residential Mortgage Trust, as a seller have entered into a certain Amended and Restated Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of January 1, 2006 (the “Agreement”) pursuant to which JPMorgan Acquisition has acquired certain Mortgage Loans pursuant to the terms of the Agreement and PHH Mortgage Corporation has agreed to service such Mortgage Loans;

WHEREAS the Depositor has agreed, on the terms and conditions contained herein, to purchase from JPMorgan Acquisition certain of the Mortgage Loans (the “Specified Mortgage Loans”) which are subject to the provisions of the Agreement and are listed on the mortgage loan schedule attached as Schedule I hereto (the “Specified Mortgage Loan Schedule”);

WHEREAS, pursuant to the Agreement, the Servicer has agreed to service the Specified Mortgage Loans for the applicable Servicing Fee Rate (as defined in the Pooling and Servicing Agreement referred to below) as specified on Schedule II; and

WHEREAS the Trustee, on behalf of the Trust, has agreed, on the terms and conditions contained herein, to purchase from the Depositor the Specified Mortgage Loans;

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

1.

Assignment and Assumption

(a)

On and as of the date hereof, JPMorgan Acquisition hereby sells, assigns and transfers to the Depositor all of its right, title and interest in the Specified Mortgage Loans and all rights related thereto as provided under the Agreement to the extent relating to the Specified Mortgage Loans, the Depositor hereby accepts such assignment from JPMorgan Acquisition  (the “First Assignment and Assumption”), and the Sellers hereby acknowledge the First Assignment and Assumption.

JPMorgan Acquisition specifically reserves and does not assign to the Depositor hereunder any and all right, title and interest in, to and under and all obligations of JPMorgan Acquisition with respect to any Mortgage Loans subject to the Agreement which are not the Specified Mortgage Loans.

(b)

On and as of the date hereof, immediately after giving effect to the First Assignment and Assumption, the Depositor hereby sells, assigns and transfers to the Trustee, on behalf of the Trust, all of its right, title and interest in the Specified Mortgage Loans and all rights related thereto as provided under the Agreement to the extent relating to the Specified Mortgage Loans, and the Trustee, on behalf of the Trust, hereby accepts such assignment from the Depositor (the “Second Assignment and Assumption”), and the Sellers hereby acknowledge the Second Assignment and Assumption.

(c)

On and as of the date hereof, JPMorgan Acquisition represents and warrants to the Depositor and the Trustee that JPMorgan Acquisition has not taken any action that would serve to impair or encumber the respective ownership interests of the Depositor and the Trustee in the Specified Mortgage Loans since the date of JPMorgan Acquisitions’ acquisition of the Specified Mortgage Loans.

2.

Recognition of Trustee

(a)

From and after the date hereof, both JPMorgan Acquisition and the Sellers shall note the transfer of the Specified Mortgage Loans to the Trustee, in their respective books and records and shall recognize the Trustee, on behalf of the Trust, as of the date hereof, as the owner of the Specified Mortgage Loans, and Servicer shall service the Specified Mortgage Loans for the benefit of the Trust pursuant to the Agreement, the terms of which are incorporated herein by reference. It is the intention of the Sellers, the Servicer, the Depositor, the Trustee and JPMorgan Acquisition that this Assignment shall be binding upon and inure to the benefit of the Depositor, the Trustee and JPMorgan Acquisition and their respective successors and assigns.

(b)

Without in any way limiting the foregoing, the parties confirm that this Assignment includes the rights relating to amendments and waivers under the Agreement.  Accordingly, the right of JPMorgan Acquisition to consent to any amendment of the Agreement and its rights concerning waivers as set forth in Section 12.07 of the Agreement shall be exercisable, to the extent any such amendment or waiver affects the Specified Mortgage Loans or any of the rights under the Agreement with respect thereto (including, without limitation, the servicing of the Specified Mortgage Loans), by the Trustee as assignee of JPMorgan Acquisition.

3.

Representations and Warranties

(a)

The Depositor represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Sellers or JPMorgan Acquisition other than those contained in the Agreement or this Assignment.

(b)

Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Assignment.

(c)

Each of the parties hereto represents and warrants that this Assignment has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

(d)

Each Seller hereby restates, as of the Closing Date (as defined in the Pooling and Servicing Agreement referred to below) (or, with respect to the representations and warranties specifically mentioned in Section 3.05 of the Agreement, as of the applicable Funding Date (as defined in the Agreement)), the representations and warranties set forth in Sections 3.01, 3.02 and 3.03 of the Agreement, with respect to each of the Specified Mortgage Loans that were sold by it under the Agreement, to and for the benefit of the Depositor, the Trustee and the Trust (other than those representations and warranties specifically excepted pursuant to Section 3.05 of the Agreement), and by this reference incorporates such representations and warranties herein, as of such Closing Date.  In addition, each Seller hereby represents and warrants that (i) each Specified Mortgage Loan sold by it under the Agreement is a “qualified mortgage” within the meaning of 860G(a)(3) of the Code and (ii) each Specified Mortgage Loan sold by it under the Agreement that is a Cooperative Loan is secured by stock in a “cooperative housing corporation” within the meaning of Section 216(b) of the Code.

4.

The Servicer hereby acknowledges that U.S. Bank National Association. has been appointed as the Master Servicer of the Specified Mortgage Loans pursuant to the pooling and servicing agreement dated as of the date hereof among the Depositor, the Master Servicer, the Securities Administrator and the Trustee (the “Pooling and Servicing Agreement”) for Mortgage Pass-Through Certificates, Series 2006-A5 and, therefore, has the right to enforce all obligations of the Servicer under the Agreement. Such rights will include, without limitation, the right to terminate the Servicer under the Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer under the Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Agreement, the right to examine the books and records of the Servicer, indemnification rights and the right to exercise certain rights of consent and approval relating to actions taken by JPMorgan Acquisition. The Servicer shall make all distributions under the Agreement to the Master Servicer by wire transfer of immediately available funds to:

U.S. Bank National Association

ABA Number:  091000022

Account Name:  U.S. Bank Corporate Trust

Account number:  173103322058

For further credit to:

J.P. Morgan Mortgage Trust 2006-A5,

Distribution Account Number:  103963000

The Servicer shall deliver all reports required to be delivered under the Agreement to the Master Servicer at the following address:

U.S. Bank National Association

2121 Cliff Road, #205

Eagan, MN 55122

Attention:  J.P. Morgan Mortgage Trust 2006-A5

Telecopier: (651) 365-6384

5.

Establishment of Collection Account

The Servicer shall establish and maintain a separate Collection Account in the name of the Trustee, in trust for J.P. Morgan Mortgage Trust 2006-A5, for all funds collected and received on the Specified Mortgage Loans.

6.

Amendments to the Agreement

The parties to the Agreement hereby agree to amend the Agreement as follows:

(a)

With respect to the Specified Mortgage Loans, “Permitted Investments” shall have the meaning of such term as defined in the Pooling and Servicing Agreement.

(b)

Notwithstanding any provision in the Agreement to the contrary, the parties to the Agreement hereby agree that the Servicer’s aggregate obligations under Section 5.04, clause (4)(ii) of the Agreement, with respect to a Mortgage Pool (as defined in the Pooling and Servicing Agreement) for any month shall be limited to the total amount of Servicing Fees actually received for the Specified Mortgage Loans in such Mortgage Pool by the Servicer during such month.

(c)

Section 6.02 of the Agreement is hereby replaced in its entirety with the following:

“Section 6.02

Reporting.

  On or before the fifth Business Day after the end of the related Due Period during the term hereof, the Servicer shall deliver to the Purchaser monthly accounting reports in the forms set forth on Exhibit 6.02 attached hereto (or such other data as is mutually agreed upon by the Servicer, the Master Servicer and the Purchaser,) with respect to the most recently ended Monthly Period, or the Servicer shall provide training and passwords to the Purchaser to have access to view such reports via the Servicer’s website.  Such monthly accounting reports shall include information as to the aggregate Unpaid Principal Balance of all Mortgage Loans, the scheduled amortization of all Mortgage Loans, any delinquencies and the amount of any Principal Prepayments as of the most recently ended Record Date.

The Servicer shall provide the Purchaser with such information concerning the Mortgage Loans as is necessary for the Purchaser to prepare its federal income tax return as the Purchaser may reasonably request from time to time.”

(d)

Exhibit I hereto is hereby added as Exhibit 6.02(i) to the Agreement.

(e)

Exhibit II hereto is hereby added as Exhibit 6.02(j) to the Agreement.

7.

Indemnification by Master Servicer

The Master Servicer shall indemnify and hold harmless the Servicer and its affiliates, and in each case, its officers, directors and agents from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Master Servicer or any of its officers, directors, agents or affiliates of its obligations in connection with the preparation, filing and certification of any Form 10-K pursuant to the Pooling and Servicing Agreement or the negligence, bad faith or willful misconduct of the Master Servicer in connection therewith. In addition, the Master Servicer shall indemnify and hold harmless the Servicer and its affiliates, and in each case, its officers, directors and agents from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by any Servicer (as defined in the Pooling and Servicing Agreement), other than the Servicer (as defined herein), of its obligations in connection with any back-up certification (or any other back-up documents) to any certification of any Form 10-K required to be provided by the Master Servicer, but solely to the extent the Master Servicer receives amounts from such Servicer in connection with any indemnification provided by such Servicer (in each case as defined in the Pooling and Servicing Agreement) to the Master Servicer.

8.

Continuing Effect

Except as contemplated hereby, the Agreement shall remain in full force and effect in accordance with its terms.

9.

Governing Law

This Assignment and the rights and obligations hereunder shall be governed by and construed in accordance with the internal laws of the State of New York.

10.

Notices

Any notices or other communications permitted or required under the Agreement to be made to JPMorgan Acquisition, the Depositor, the Trustee, PHH, Bishop’s Gate and the Servicer shall be made in accordance with the terms of the Agreement and shall be sent to the Depositor and Trustee as follows:

In the case of JPMorgan Acquisition:

J.P. Morgan Mortgage Acquisition Corp.

270 Park Avenue, 6th Floor

New York, New York 10017

Attention: Jonathan Davis

Telephone: (212) 834 3850

Facsimile: (212) 834 6591

With a copy to:

JPMorgan Chase & Co.

270 Park Avenue

New York, New York 10017

Attention: General Counsel’s Office

In the case of the Depositor:

J.P. Morgan Acceptance Corporation I

270 Park Avenue

New York, New York 10017

Attention:  J.P. Morgan Mortgage Trust 2006-A5

In the case of the Trustee:

HSBC Bank USA National Association

452 Fifth Avenue

New York, New York 10018

Attention:  J.P. Morgan Mortgage Trust 2006-A5

In the case of Cendant:

PHH Mortgage Corporation

3000 Leadenhall Road

Mt. Laurel, NJ 08054

Attention:  Peter A. Thomas, Vice President, Secondary Marketing

In the case of Bishop’s Gate:

c/o Cendant Mortgage Corporation, as Administrator

3000 Leadenhall Road

Mt. Laurel, NJ 08054

Attention:  Peter A. Thomas, Vice President, Secondary Marketing

In the case of the Servicer:

PHH Mortgage Corporation

3000 Leadenhall Road

Mt. Laurel, NJ 08054

Attention:  Peter A. Thomas, Vice President, Secondary Marketing

In the case of the Master Servicer:

U.S. Bank National Association

2121 Cliff Road, #205

Eagan, MN 55122

Attention:  J.P. Morgan Mortgage Trust 2006-A5

Telecopier:  (651) 365-6384

With a copy to the Securities Administrator:

U.S. Bank National Association

60 Livingston Avenue, EP-MN-WS3D

St. Paul, Minnesota 55107
Telecopier: (866) 831-7910

or to such other address as may hereafter be furnished by the Depositor and the Trustee to the parties in accordance with the provisions of the Agreement.

11.

Ratification

Except as modified and expressly amended by this Assignment, the Agreement is in all respects ratified and confirmed, and all terms, provisions and conditions thereof shall be and remain in full force and effect.

12.

Counterparts

This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

13.

Definitions

Any capitalized term used but not defined in this Assignment has the same meaning as in the Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Assignment the day and year first above written.

J.P. MORGAN MORTGAGE ACQUISITION CORP.

By: /s/ Rosa Hyun

Name: Rosa Hyun

Title: Vice President

J.P. MORGAN ACCEPTANCE CORPORATION I

By: /s/ Rosa Hyun

Name: Rosa Hyun

Title: Vice President

HSBC BANK USA, NATIONAL ASSOCIATION, as Trustee of J.P. Morgan Mortgage Trust 2006-A5

By: /s/ Fernando Acebedo

Name: Fernando Acebedo

Title: Vice President

PHH MORTGAGE CORPORATION

By: /s/ Crissy Judge

Name: Crissy Judge

Title: Assistant Vice President

BISHOP’S GATE RESIDENTIAL

MORTGAGE TRUST

By: /s/ Crissy Judge

Name: Crissy Judge

Title: Assistant Vice President

PHH MORTGAGE CORPORATION, as Servicer

By: /s/ Crissy Judge

Name: Crissy Judge

Title: Assistant Vice President

U.S. BANK NATIONAL ASSOCIATION, not individually, but solely as Master Servicer

By: /s/ Shannon M. Rantz

Name: Shannon M. Rantz

Title: Vice President

Schedule I

Mortgage Loan Schedule

[See Schedule A to Pooling and Servicing Agreement]

Schedule II

[Servicing Fee Rate]

PHH Loan ID	Serving Fee(%)
29254588	0.3750
30066948	0.3750
30218358	0.3750
30336127	0.2500
30339162	0.2500
30375943	0.2500
30651517	0.2500
31002371	0.8700
31240302	0.3750
32034738	0.3750
32286775	0.2500
32297152	0.3750
32460164	0.3750
32511446	0.3750
32539470	0.3750
32543001	0.2500
32548992	0.3750
32552820	0.3750
32555393	0.2500
32556573	0.3750
32557167	0.2500
32560898	0.3750
32560930	0.3750
32560955	0.3750
32563017	0.3750
32563843	0.3750
32565509	0.2500
32565855	0.3750
32566820	0.2500
32569709	0.2500
32571507	0.3750
32571762	0.2500
32572562	0.2500
32574907	0.3750
32577876	0.3750
32578056	0.3750
32578460	0.2500
32578866	0.3750
32579674	0.2500
32580920	0.2500
32581373	0.6350
32631889	0.4550
32632283	0.3750
32632663	0.2500
32633703	0.3750
32637324	0.3750
32637571	0.3750
32637829	0.2500
32637977	0.3750
32638694	0.2500
32638769	0.3750
32640609	0.3750
32640732	0.2500
32642803	0.3750
32642811	0.3750
32642993	0.2500
32643744	0.3750
32647869	0.3750
32648123	0.3750
32648263	0.2500
32648347	0.3750
32649550	0.2500
32649675	0.3750
32649980	0.2500
32650475	0.3750
32650558	0.3750
32652034	0.3750
32652075	0.4250
32652208	0.3750
32653040	0.3750
32655359	0.2500
32655581	0.3750
32659195	0.2500
32717357	0.3750
32834731	0.2500
33978719	0.3750
34004457	0.2500
34055145	0.3750
34061796	0.2500
34456962	0.2500
34477489	0.3750
34494161	0.3750
34533950	0.3750
34559690	0.3750
34574392	0.3750
34598219	0.3750
34604710	0.3750
34641076	0.2500
34647701	0.3750
34674812	0.2500
34685016	0.3750
34687335	0.3750
34708602	0.3750
34713719	0.3750
34715854	0.3750
34753624	0.3750
34757096	0.3750
34777482	0.3750
34778274	0.3750
34808717	0.4850
34830414	0.2500
34835645	0.2500
34843144	0.3750
34848317	0.3750
34853069	0.3750
34853614	0.3750
34854067	0.2500
34857201	0.3750
34860015	0.3750
34868695	0.3750
34869594	0.3750
34871293	0.2500
34887836	0.2550
34890616	0.3750
34895565	0.3750
34919589	0.3750
34921676	0.3750
34924696	0.3750
34927574	0.3750
34932228	0.3750
34932798	0.2500
34936088	0.3750
34940312	0.2500
34940445	0.2500
34943746	0.3750
34949792	0.3750
34968545	0.3750
34974923	0.3750
34978635	0.3750
34981076	0.3400
34987388	0.2500
34989863	0.3750
34996116	0.3750
34999011	0.3750
35003151	0.3750
35014976	0.3750
35034461	0.3750
35045962	0.3750
35046333	0.3750
35047596	0.3750
35047802	0.3750
35048917	0.3750
35053032	0.2500
35053693	0.3750
35057728	0.3750
35072008	0.3750
35074541	0.2500
35170752	0.3750
35170869	0.2500
35172691	0.2500
35178656	0.2500
35180116	0.4250
35190289	0.3750
35196039	0.3750
35203629	0.3750
35206838	0.2500
35207232	0.2500
35213263	0.2500
35213354	0.2500
35214659	0.3750
35221704	0.2500
35221944	0.2500
35224450	0.3800
35226117	0.2500
35228840	0.3750
35229673	0.3750
35231174	0.3750
35232776	0.3750
35233758	0.2500
35236884	0.3750
35237890	0.3950
35243831	0.2500
35265875	0.3750
35269372	0.3750
35275247	0.3750
35279405	0.2500
35281542	0.3750
35284231	0.3750
35291665	0.3750
35292192	0.2500
35293059	0.3750
35294149	0.2550
35303221	0.2500
35307693	0.3750
35312420	0.2500
35316132	0.3750
35319664	0.3750
35320308	0.2500
35321645	0.3750
35322312	0.3750
35324649	0.2500
35325901	0.2500
35327436	0.2500
35329002	0.3750
35331867	0.2500
35332592	0.3750
35337161	0.3750
35338953	0.2500
35342583	0.3750
35345727	0.2500
35349091	0.3750
35363282	0.2500
35363894	0.3750
35365451	0.2500
35366210	0.3750
35366681	0.2500
35368315	0.3750
35373281	0.3750
35373604	0.2650
35380302	0.2650
35381961	0.3750
35382357	0.5500
35386721	0.3750
35390376	0.2500
35391804	0.2500
35392356	0.2500
35402189	0.3750
35406750	0.3750
35408277	0.3750
35409283	0.3750
35412824	0.3750
35413251	0.3750
35418078	0.3750
35418144	0.2500
35418797	0.3750
35428077	0.2500
35429331	0.3750
35437383	0.3750
35437771	0.3750
35438217	0.2500
35438514	0.3750
35445600	0.2500
35455567	0.3750
35463629	0.5300
35472042	0.3750
35474352	0.6250
35477439	0.2500
35479880	0.3750
35498120	0.3750
35499987	0.2500
35502038	0.3750
35506161	0.3750
35506724	0.3750
35511443	0.3750
35513274	0.3750
35513670	0.3750
35514801	0.2500
35518695	0.3750
35520543	0.2500
35521293	0.3750
35524701	0.2500
35528769	0.2500
35530807	0.3750
35538388	0.5400
35541747	0.3750
35545144	0.2500
35546670	0.2500
35547447	0.3750
35559384	0.2500
35560465	0.2500
35562586	0.2500
35563600	0.2500
35565316	0.3750
35567254	0.3750
35573518	0.3750
35575968	0.3750
35577675	0.2500
35580026	0.3750
35582063	0.3850
35582881	0.3750
35587682	0.3750
35589787	0.3750
35589902	0.3750
35590991	0.2500
35593169	0.2500
35594415	0.3750
35594852	0.3750
35597392	0.3750
35600444	0.4150
35601285	0.3750
35608512	0.3750
35617430	0.3750
35625847	0.2500
35633346	0.3750
35639715	0.3750
35641711	0.3750
35643196	0.2500
35647163	0.2500
35653468	0.3750
35666478	0.3750
35667864	0.3300
35674134	0.6350
35674910	0.3750
35676469	0.3750
35682038	0.3750
35682137	0.2500
35683317	0.3950
35685825	0.2500
35688670	0.3750
35693522	0.3750
35703909	0.3750
35720069	0.7450
35724046	0.3750
35724681	0.3750
35725555	0.3750
35733880	0.3750
35734177	0.3800
35741990	0.2500
35743012	0.2500
35744937	0.5000
35760255	0.5200
35761816	0.3750
35764307	0.3750
35767557	0.3750
35774645	0.3750
35774983	0.3750
35781160	0.2500
38633772	0.3750
38641759	0.3750
38644027	0.2500
38652343	0.3750
38671004	0.3750
38680971	0.3650
38691184	0.3850
38710497	0.3750
38711313	0.3750
38713020	0.3750
38714051	0.3750
38726295	0.3750
38739033	0.3750
38744959	0.6250
38747333	0.3750
38748927	0.3750
38759338	0.2500
38767901	0.2500
38817979	0.2500
38818464	0.3750
38911095	0.3650
38914289	0.6250
7073934767	0.3750
7077265705	0.2500
7077266133	0.2500
7077422389	0.3750
7077693260	0.2500
7077779218	0.2500
7077833205	0.2500
7077878713	0.2500
7079511338	0.3750
7100094379	0.2500
7100112171	0.2500
7100139133	0.2500
7100216758	0.3750
7100219570	0.2500
7100264311	0.3750
7100337448	0.2500
7100339915	0.2500
7100347298	0.2500
7100400253	0.2500
7100400303	0.3750
7100412548	0.2500
7100413017	0.2500
7100414064	0.2500
7100414320	0.2500
7100414494	0.2500
7100414742	0.2500
7100483770	0.2500
7100495501	0.2500
7100496236	0.2500
7100507214	0.2500
7100507354	0.2500
7100507966	0.2500
7100508121	0.2500
7100508170	0.2500
7100508394	0.2500
7100508402	0.2500
7100508477	0.2500
7100508865	0.2500
7100509467	0.2500
7100510366	0.2500
7100510382	0.2500
7100510721	0.2500
7100511174	0.2500
7100511372	0.2500
7100511976	0.2500
7100512107	0.2500
7100512123	0.2500
7100514210	0.2500
7100514418	0.2500
7100514434	0.2500
7100515241	0.2500
7100515464	0.2500
7100515944	0.2500
7100516165	0.2500
7100516199	0.2500
7100518757	0.2500
7100519144	0.2500
7100520373	0.2500
7100520613	0.2500
7100520654	0.2500
7100520928	0.2500
7100521199	0.2500
7100521728	0.2500
7100522403	0.2500
7100533137	0.2500
7100535876	0.2500
7100536213	0.2500
7100541221	0.2500
7100542336	0.2500
7100547780	0.2500
7100559009	0.2500
7100795884	0.2500
7100795892	0.2500
7100801286	0.2500
7100904916	0.2500
7101058654	0.2500
7101058662	0.2500
7101095359	0.2500
7101095516	0.2500
7101095714	0.2500
7101156243	0.2500
7101239742	0.2500
7101239841	0.2500
7101283625	0.2500
7101443922	0.2500
7101650310	0.2500
7101697733	0.3750
7101752132	0.2500
7101855802	0.2500
7102086274	0.2500
7102264608	0.3750
7102369340	0.2500
7102404725	0.2500
7102404782	0.2500
7102471211	0.2500
7102570442	0.3750
7102577108	0.2500
7102678682	0.3750
7102780934	0.2500
7102832727	0.2500
7102934044	0.2500
7102985350	0.2500
7103028978	0.2500
7103028986	0.2500
7103181918	0.2500
7103189093	0.2500
7103240938	0.2500
7103240979	0.2500
7103292087	0.2500
7103495755	0.2500
7103545021	0.2500
7103650342	0.3750
7103702598	0.2500
7103748856	0.2500
7103905134	0.2500
7103905977	0.2500
7103957523	0.3750
7104060871	0.2500
7104105577	0.2500
7104111153	0.2500
7104207464	0.2500
7104264127	0.2500
7104315499	0.2500
7104416370	0.3750
7104416388	0.2500
7104566778	0.2500
7104567669	0.2500
7104924472	0.2500
7104924746	0.2500
7104974923	0.2500
7104975037	0.2500
7105080357	0.2500
7105080589	0.2500
7105124775	0.2500
7105334358	0.2500
7105385145	0.2500
7105430545	0.2500
7105685296	0.2500
7105689561	0.2500
7105736255	0.2500
7105742402	0.2500
7105787209	0.2500
7105908391	0.2500
7106042091	0.2500
7106047538	0.2500
7106048148	0.2500
7106194934	0.2500
7106400224	0.2500
7106501120	0.2500
7106545267	0.2500
7106698132	0.2500
7106755585	0.2500
7106755668	0.2500
7106806339	0.2500
7107060118	0.3750
7107112265	0.2500
7107112752	0.2500
7107163128	0.2500
7107163805	0.2500
7107314184	0.2500
7107365798	0.2500
7107367166	0.2500
7107418191	0.3750
7107418688	0.2500
7107419074	0.2500
7107521549	0.2500
7107522158	0.2500
7107572211	0.2500
7107572328	0.2500
7107776077	0.2500
7107819141	0.2500
7107829199	0.2500
7107829397	0.2500
7107829447	0.2500
7107829652	0.2500
7107829884	0.2500
7107880531	0.2500
7107981453	0.2500
7107981560	0.2500
7108031803	0.2500
7108032017	0.2500
7108032454	0.2500
7108033072	0.2500
7108080313	0.2500
7108084042	0.3750
7108135745	0.2500
7108136578	0.3750
7108186904	0.2500
7108335170	0.2500
7108390787	0.2500
7108390811	0.2500
7108441580	0.2500
7108492492	0.2500
7108695516	0.2500
7108695862	0.2500
7108695912	0.2500
7108798328	0.2500
7108849097	0.2500
7108849345	0.2500
7108849923	0.2500
7108849949	0.2500
7108849980	0.2500
7108850087	0.2500
7108850129	0.2500
7108850137	0.2500
7108850483	0.2500
7108850905	0.2500
7108901104	0.3750
7108901203	0.2500
7108901286	0.3750
7108901484	0.2500
7108901807	0.2500
7108902037	0.2500
7108902193	0.2500
7109048962	0.2500
7109052543	0.2500
7109052949	0.3750
7109052998	0.3750
7109053368	0.2500
7109104443	0.2500
7109104906	0.2500
7109105093	0.3750
7109150487	0.2500
7109155718	0.2500
7109155916	0.2500
7109156054	0.2500
7109206974	0.2500
7109207774	0.2500
7109208079	0.2500
7109258389	0.2500
7109258488	0.2500
7109258595	0.2500
7109258645	0.2500
7109258785	0.2500
7109258975	0.2500
7109259163	0.2500
7109259205	0.2500
7109259346	0.2500
7109309760	0.2500
7109411228	0.3750
7109411723	0.2500
7109463112	0.2500
7109463179	0.2500
7109513338	0.2500
7109513437	0.2500
7109514252	0.3750
7109514385	0.2500
7109514427	0.2500
7109514625	0.2500
7109514815	0.2500
7109565049	0.2500
7109565189	0.2500
7109565452	0.3750
7109565528	0.2500
7109616461	0.2500
7109616610	0.2500
7109617006	0.2500
7109617303	0.2500
7109730163	0.2500
7109767892	0.2500
7109769120	0.2500
7109813001	0.2500
7109819693	0.2500
7109820113	0.2500
7109820162	0.2500
7109820253	0.2500
7109820345	0.2500
7109820527	0.2500
7109820550	0.2500
7109871165	0.2500
7109872007	0.2500
7109872015	0.2500
7109872536	0.2500
7109872643	0.2500
7109923057	0.2500
7109923388	0.2500
7109923404	0.2500
7109923552	0.2500
7109923586	0.2500
7109923677	0.2500
7109923743	0.2500
7109924147	0.2500
7109974480	0.2500

Exhibit I

Exhibit:  Calculation of Realized Loss/Gain Form 332– Instruction Sheet

NOTE:  Do not net or combine items.  Show all expenses individually and all credits as separate line items.  Claim packages are due on the remittance report date.  Late submissions may result in claims not being passed until the following month.  The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

(a)

(b)

The numbers on the 332 form correspond with the numbers listed below.

Liquidation and Acquisition Expenses:

1.

The Actual Unpaid Principal Balance of the Mortgage Loan.  For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2.

The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3.

Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12.

Complete as applicable.  Required documentation:

*  For taxes and insurance advances – see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty.  Advances prior to default require evidence of servicer efforts to recover advances.

 *  For escrow advances - complete payment history

    (to calculate advances from last positive escrow balance forward)

*  Other expenses -  copies of corporate advance history showing all payments

*  REO repairs > $1500 require explanation

*  REO repairs >$3000 require evidence of at least 2 bids.

*  Short Sale or Charge Off require P&L supporting the decision and WFB’s approved Officer Certificate

*  Unusual or extraordinary items may require further documentation.

13.

The total of lines 1 through 12.

(c)

Credits:

14-21.

Complete as applicable.  Required documentation:

* Copy of the HUD 1 from the REO sale.  If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

   Letter of Proceeds Breakdown.

*  Copy of EOB for any MI or gov't guarantee

*  All other credits need to be clearly defined on the 332 form

22.

The total of lines 14 through 21.

Please Note:

For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

Total Realized Loss (or Amount of Any Gain)

23.

The total derived from subtracting line 22 from 13.  If the amount represents a realized gain, show the amount in parenthesis (   ).

Exhibit 3A: Calculation of Realized Loss/Gain Form 332

Prepared by:  __________________

Date:  _______________

Phone:  ______________________   Email Address:_____________________

Servicer Loan No.	Servicer Name	Servicer Address

U.S. BANK NATIONAL ASSOCIATION Loan No._____________________________

Borrower's Name: _________________________________________________________

Property Address: _________________________________________________________

Liquidation Type:  REO Sale

 3rd Party Sale

Short Sale

Charge Off

Was this loan granted a Bankruptcy deficiency or cramdown

Yes

    No

If “Yes”, provide deficiency or cramdown amount _______________________________

Liquidation and Acquisition Expenses:

(1)

Actual Unpaid Principal Balance of Mortgage Loan

$ ______________

(1)

(2)

Interest accrued at Net Rate

 ________________

(2)

(3)

Accrued Servicing Fees

 ________________

(3)

(4)

Attorney's Fees

 ________________

(4)

(5)

Taxes (see page 2)

 ________________

(5)

(6)

Property Maintenance

________________

(6)

(7)

MI/Hazard Insurance Premiums (see page 2)

 ________________

(7)

(8)

Utility Expenses

 ________________

(8)

(9)

Appraisal/BPO

 ________________

(9)

(10)

Property Inspections

 ________________

(10)

(11)

FC Costs/Other Legal Expenses

 ________________

(11)

(12)

Other (itemize)

 ________________

(12)

Cash for Keys__________________________

 ________________

(12)

HOA/Condo Fees_______________________

 ________________

(12)

______________________________________

 ________________

(12)

Total Expenses

$ _______________

(13)

Credits:

(14)

Escrow Balance

$ _______________

(14)

(15)

HIP Refund

________________

(15)

(16)

Rental Receipts

________________

(16)

(17)

Hazard Loss Proceeds

________________

(17)

(18)

Primary Mortgage Insurance / Gov’t Insurance

________________

(18a) HUD Part A

________________

(18b) HUD Part B

(19)

Pool Insurance Proceeds

________________

(19)

(20)

Proceeds from Sale of Acquired Property

________________

(20)

(21)

Other (itemize)

________________

(21)

_________________________________________

________________

(21)

Total Credits

$________________

(22)

Total Realized Loss (or Amount of Gain)

$________________

(23)

Escrow Disbursement Detail

Type (Tax /Ins.)	Date Paid	Period of Coverage	Total Paid	Base Amount	Penalties	Interest

Exhibit II

Exhibit:  Standard File Layout – Delinquency Reporting

Column/Header Name	Description	Decimal	Format Comment
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR
LOAN_NBR	A unique identifier assigned to each loan by the originator.
CLIENT_NBR	Servicer Client Number
SERV_INVESTOR_NBR	Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
BORROWER_FIRST_NAME	First Name of the Borrower.
BORROWER_LAST_NAME	Last name of the borrower.
PROP_ADDRESS	Street Name and Number of Property
PROP_STATE	The state where the property located.
PROP_ZIP	Zip code where the property is located.
BORR_NEXT_PAY_DUE_DATE	The date that the borrower's next payment is due to the servicer at the end of processing cycle, as reported by Servicer.		MM/DD/YYYY
LOAN_TYPE	Loan Type (i.e. FHA, VA, Conv)
BANKRUPTCY_FILED_DATE	The date a particular bankruptcy claim was filed.		MM/DD/YYYY
BANKRUPTCY_CHAPTER_CODE	The chapter under which the bankruptcy was filed.
BANKRUPTCY_CASE_NBR	The case number assigned by the court to the bankruptcy filing.
POST_PETITION_DUE_DATE	The payment due date once the bankruptcy has been approved by the courts		MM/DD/YYYY
BANKRUPTCY_DCHRG_DISM_DATE	The Date The Loan Is Removed From Bankruptcy. Either by Dismissal, Discharged and/or a Motion For Relief Was Granted.		MM/DD/YYYY
LOSS_MIT_APPR_DATE	The Date The Loss Mitigation Was Approved By The Servicer		MM/DD/YYYY
LOSS_MIT_TYPE	The Type Of Loss Mitigation Approved For A Loan Such As;
LOSS_MIT_EST_COMP_DATE	The Date The Loss Mitigation /Plan Is Scheduled To End/Close		MM/DD/YYYY
LOSS_MIT_ACT_COMP_DATE	The Date The Loss Mitigation Is Actually Completed		MM/DD/YYYY
FRCLSR_APPROVED_DATE	The date DA Admin sends a letter to the servicer with instructions to begin foreclosure proceedings.		MM/DD/YYYY
ATTORNEY_REFERRAL_DATE	Date File Was Referred To Attorney to Pursue Foreclosure		MM/DD/YYYY
FIRST_LEGAL_DATE	Notice of 1st legal filed by an Attorney in a Foreclosure Action		MM/DD/YYYY
FRCLSR_SALE_EXPECTED_DATE	The date by which a foreclosure sale is expected to occur.		MM/DD/YYYY
FRCLSR_SALE_DATE	The actual date of the foreclosure sale.		MM/DD/YYYY
FRCLSR_SALE_AMT	The amount a property sold for at the foreclosure sale.	2	No commas(,) or dollar signs ($)
EVICTION_START_DATE	The date the servicer initiates eviction of the borrower.		MM/DD/YYYY
EVICTION_COMPLETED_DATE	The date the court revokes legal possession of the property from the borrower.		MM/DD/YYYY
LIST_PRICE	The price at which an REO property is marketed.	2	No commas(,) or dollar signs ($)
LIST_DATE	The date an REO property is listed at a particular price.		MM/DD/YYYY
OFFER_AMT	The dollar value of an offer for an REO property.	2	No commas(,) or dollar signs ($)
OFFER_DATE_TIME	The date an offer is received by DA Admin or by the Servicer.		MM/DD/YYYY
REO_CLOSING_DATE	The date the REO sale of the property is scheduled to close.		MM/DD/YYYY
REO_ACTUAL_CLOSING_DATE	Actual Date Of REO Sale		MM/DD/YYYY
OCCUPANT_CODE	Classification of how the property is occupied.
PROP_CONDITION_CODE	A code that indicates the condition of the property.
PROP_INSPECTION_DATE	The date a property inspection is performed.		MM/DD/YYYY
APPRAISAL_DATE	The date the appraisal was done.		MM/DD/YYYY
CURR_PROP_VAL	The current "as is" value of the property based on brokers price opinion or appraisal.	2
REPAIRED_PROP_VAL	The amount the property would be worth if repairs are completed pursuant to a broker's price opinion or appraisal.	2
If applicable:
DELINQ_STATUS_CODE	FNMA Code Describing Status of Loan
DELINQ_REASON_CODE	The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
MI_CLAIM_FILED_DATE	Date Mortgage Insurance Claim Was Filed With Mortgage Insurance Company.		MM/DD/YYYY
MI_CLAIM_AMT	Amount of Mortgage Insurance Claim Filed		No commas(,) or dollar signs ($)
MI_CLAIM_PAID_DATE	Date Mortgage Insurance Company Disbursed Claim Payment		MM/DD/YYYY
MI_CLAIM_AMT_PAID	Amount Mortgage Insurance Company Paid On Claim	2	No commas(,) or dollar signs ($)
POOL_CLAIM_FILED_DATE	Date Claim Was Filed With Pool Insurance Company		MM/DD/YYYY
POOL_CLAIM_AMT	Amount of Claim Filed With Pool Insurance Company	2	No commas(,) or dollar signs ($)
POOL_CLAIM_PAID_DATE	Date Claim Was Settled and The Check Was Issued By The Pool Insurer		MM/DD/YYYY
POOL_CLAIM_AMT_PAID	Amount Paid On Claim By Pool Insurance Company	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_FILED_DATE	Date FHA Part A Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_A_CLAIM_AMT	Amount of FHA Part A Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_PAID_DATE	Date HUD Disbursed Part A Claim Payment		MM/DD/YYYY
FHA_PART_A_CLAIM_PAID_AMT	Amount HUD Paid on Part A Claim	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_FILED_DATE	Date FHA Part B Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_B_CLAIM_AMT	Amount of FHA Part B Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_PAID_DATE	Date HUD Disbursed Part B Claim Payment		MM/DD/YYYY
FHA_PART_B_CLAIM_PAID_AMT	Amount HUD Paid on Part B Claim	2	No commas(,) or dollar signs ($)
VA_CLAIM_FILED_DATE	Date VA Claim Was Filed With the Veterans Admin		MM/DD/YYYY
VA_CLAIM_PAID_DATE	Date Veterans Admin. Disbursed VA Claim Payment		MM/DD/YYYY
VA_CLAIM_PAID_AMT	Amount Veterans Admin. Paid on VA Claim	2	No commas(,) or dollar signs ($)

Exhibit 2: Standard File Codes – Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

·

ASUM-

Approved Assumption

·

BAP-

Borrower Assistance Program

·

CO-

   Charge Off

·

DIL-

   Deed-in-Lieu

·

FFA-

   Formal Forbearance Agreement

·

MOD-

   Loan Modification

·

PRE-

   Pre-Sale

·

SS-

   Short Sale

·

MISC-

Anything else approved by the PMI or Pool Insurer

NOTE: U.S. Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards.  If Loss Mitigation Types other than those above are used, the Servicer must supply U.S. Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

·

Mortgagor

·

Tenant

·

Unknown

·

Vacant

The Property Condition field should show the last reported condition of the property as follows:

·

Damaged

·

Excellent

·

Fair

·

Gone

·

Good

·

Poor

·

Special Hazard

·

Unknown

Exhibit 2: Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

Delinquency Code	Delinquency Description
001	FNMA-Death of principal mortgagor
002	FNMA-Illness of principal mortgagor
003	FNMA-Illness of mortgagor’s family member
004	FNMA-Death of mortgagor’s family member
005	FNMA-Marital difficulties
006	FNMA-Curtailment of income
007	FNMA-Excessive Obligation
008	FNMA-Abandonment of property
009	FNMA-Distant employee transfer
011	FNMA-Property problem
012	FNMA-Inability to sell property
013	FNMA-Inability to rent property
014	FNMA-Military Service
015	FNMA-Other
016	FNMA-Unemployment
017	FNMA-Business failure
019	FNMA-Casualty loss
022	FNMA-Energy environment costs
023	FNMA-Servicing problems
026	FNMA-Payment adjustment
027	FNMA-Payment dispute
029	FNMA-Transfer of ownership pending
030	FNMA-Fraud
031	FNMA-Unable to contact borrower
INC	FNMA-Incarceration

Exhibit 2: Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Status Code field should show the Status of Default as follows:

Status Code	Status Description
09	Forbearance
17	Pre-foreclosure Sale Closing Plan Accepted
24	Government Seizure
26	Refinance
27	Assumption
28	Modification
29	Charge-Off
30	Third Party Sale
31	Probate
32	Military Indulgence
43	Foreclosure Started
44	Deed-in-Lieu Started
49	Assignment Completed
61	Second Lien Considerations
62	Veteran’s Affairs-No Bid
63	Veteran’s Affairs-Refund
64	Veteran’s Affairs-Buydown
65	Chapter 7 Bankruptcy
66	Chapter 11 Bankruptcy
67	Chapter 13 Bankruptcy